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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): June 30, 2004

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

859 West End Court, Suite I, Vernon Hills, IL                   60061
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (847) 984-6200

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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.
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On June 30, 2004, the Board of Directors of Voyager One, Inc. (the "Company")
adopted a written Code of Ethics for its employees and senior officers designed to deter wrongdoing and promote honest and ethical conduct, full, fair and accurate disclosure, compliance with laws, prompt internal reporting and accountability to adherence to the Code of Ethics.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 14, 2004                              VOYAGER ONE, INC.

                                             By: /s/ John Lichter
                                                 -------------------------------
                                                 Chief Executive Officer

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